Rule 424 (b)(3)
File N0.: 33310816

ANNEX A
EXHIBIT A
______________________________
______
AMERICAN DEPOSITARY
SHARES (Each American
Depositary Share represents 1,000
deposited preferred Shares)
OVERSTAMP:  Effective August
23, 2005 each American
Depositary Share represents one
deposited Share.
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR PREFERRED SHARES,
WITHOUT PAR VALUE,
OF
ULTRAPAR PARTICIPACOES
S.A.
(INCORPORATED UNDER THE
LAWS OF BRAZIL)
      The Bank of New York as
depositary (hereinafter called the
"Depositary"), hereby certifies that
______________________________
______________________________
, or registered assigns IS THE
OWNER OF
______________________________
______
AMERICAN DEPOSITARY
SHARES
representing deposited preferred
shares, without par value (herein
called "Shares"), of Ultrapar
Participacoes S.A., a company
incorporated under the laws of Brazil
(herein called the "Company").  At
the date hereof, each American
Depositary Share represents 1,000
Shares deposited or subject to
deposit under the deposit agreement
at the Sao Paulo, office of Banco
Itau (herein called the "Custodian").
The Depositary's Corporate Trust
Office is located at a different
address than its principal executive
office.  Its Corporate Trust Office is
located at 101 Barclay Street, New
York, N.Y. 10286, and its principal
executive office is located at One
Wall Street, New York, N.Y. 10286.
THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286


1.	THE DEPOSIT
AGREEMENT.
      This American Depositary
Receipt is one of an issue (herein
called "Receipts"), all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of September
16, 1999 (herein called the "Deposit
Agreement"), by and among the
Company, the Depositary, and all
Owners and Beneficial Owners from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and become
bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and Beneficial Owners of
the Receipts and the rights and duties
of the Depositary in respect of the
Shares deposited thereunder and any
and all other securities, property and
cash from time to time received in
respect of such Shares and held
thereunder (such Shares, securities,
property, and cash are herein called
"Deposited Securities").  Copies of
the Deposit Agreement are on file at
the Depositary's Corporate Trust
Office in New York City and at the
office of the Custodian.
      The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL
OF SHARES.
      Upon surrender of this
Receipt at the Corporate Trust Office
of the Depositary, and upon payment
of the fee of the Depositary provided
in this Receipt, and subject to the
terms and conditions of the Deposit
Agreement, and any provisions of
the Deposited Securities and other
applicable laws, the Owner hereof is
entitled to delivery, as promptly as
practicable, to him or upon his order,
of the Deposited Securities or
evidence of ownership of and title to
such Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued. Delivery of such
Deposited Securities or evidence of
ownership of and title to such
Deposited Securities may be made
by the delivery of (a) certificates in
the name of the Owner hereof or as
ordered by him or the delivery of
certificates properly endorsed or
accompanied by a proper instrument
or instruments of transfer to such
Owner or as ordered by him and (b)
any other securities, property and
cash to which such Owner is then
entitled in respect of this Receipt to
such Owner or as ordered by him.
Such delivery shall be made, as
hereinafter provided, without
unreasonable delay.  Such delivery
will be made at the option of the
Owner hereof, either at the office of
the Custodian or at the Corporate
Trust Office of the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities or such
documents evidencing ownership of
and title to such Deposited Securities
for such delivery at the Corporate
Trust Office of the Depositary shall
be at the risk and expense of the
Owner hereof.
3.	TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS
OF RECEIPTS.
      The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney, as
promptly as practicable, upon
surrender of this Receipt properly
endorsed for transfer or accompanied
by a proper instrument or
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the fees and
expenses of the Depositary and upon
compliance with such regulations, if
any, as the Depositary may establish
for such purpose.  This Receipt may
be split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender
of any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require (a) payment from the
depositor of Shares or the presentor
of the Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge or fee with respect to
the Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in the
Deposit Agreement or this Receipt,
(b) the production of proof
satisfactory to it as to the identity
and genuineness of any signature and
(c) compliance with such reasonable
regulations as the Depositary may
establish consistent with any laws or
regulations applicable to the
Receipts and Deposited Securities
and with the provisions of the
Deposit Agreement or this Receipt,
including, without limitation, Article
(22) hereof.
      The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
or the Company or the Share
Registrar, if applicable, are closed,
or if any such action is deemed, in
good faith, necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of law or
of any government or governmental
body or commission, or under any
provision of the Deposit Agreement
or this Receipt, or for any other
reason, subject to Article (22) hereof.
 Notwithstanding any other provision
of the Deposit Agreement or the
Receipts, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may be
suspended only for (i) temporary
delays caused by closing the transfer
books of the Depositary or the
Company or the deposit of Shares in
connection with voting at a
shareholders' meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities.  Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares required to be
registered under the provisions of the
Securities Act of 1933, unless a
registration statement is in effect as
to such Shares or such registration is
not required.  For purposes of the
foregoing sentence the Depositary
shall be entitled to rely upon
representations and warranties
deemed made pursuant to Section
3.03 of the Deposit Agreement
(unless it shall have actual
knowledge that such representations
and warranties are false) and shall
not be required to make any further
investigation.  The Depositary will
comply with written instructions of
the Company that the Depositary
shall not accept for deposit under the
Deposit Agreement any Shares
identified in such instructions at such
times and under such circumstances
as may reasonably be specified in
such instructions in order to facilitate
the Company's compliance with the
securities laws in the United States.
      In furtherance and not in
limitation of the foregoing, the
Depositary shall not, and it shall
instruct the Custodian not to
knowingly (i) accept for deposit
Shares where such Shares have been
withdrawn from a restricted
depositary receipt facility in respect
of Shares established or maintained
by a depositary bank, including any
such facility established or
maintained by the Depositary
(hereinafter, a "restricted facility"),
or permit such Shares to be used to
satisfy any person's pre-release
obligation, unless such Shares have
been acquired in a transaction (a)
registered under the Securities Act of
1933, (b) in compliance with
Regulation S or (c) in accordance
with Rule 144 under the Securities
Act of 1933, and the Depositary
may, as a condition to accepting the
deposit of such Shares under the
Deposit Agreement, require the
person depositing such Shares to
provide the Depositary with a
certificate in writing to the foregoing
effect; or (ii) accept for (w) deposit,
(x) transfer or exchange, (y)
cancellation or (z) delivery in
satisfaction of any person's pre-
release obligation, depositary
receipts representing Shares issued
pursuant to a restricted facility.
4.	LIABILITY OF
OWNER FOR
TAXES.
      If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of this
Receipt or any withdrawal of
Deposited Securities represented by
American Depositary Shares
evidenced by such Receipt until such
payment is made, and may withhold
any dividends or other distributions,
or may sell for the account of the
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner hereof shall remain liable for
any deficiency.
5.	WARRANTIES OF
DEPOSITORS.
      Every person depositing
Shares hereunder and under the
Deposit Agreement shall be deemed
thereby to represent and warrant that
such Shares and each certificate
therefor are validly issued, fully paid
and nonassessable and not subject to
any claim in respect of pre-emptive
rights of the Beneficial Owners of
outstanding Shares and that the
person making such deposit is duly
authorized to do so. Every such
person shall also be deemed to
represent that the deposit of Shares
or sale of Receipts evidencing
American Depositary Shares
representing such Shares by that
person is not restricted under the
Securities Act of 1933 the laws of
Brazil or any regulations, any
shareholder agreement, or any
provisions of the Deposited
Securities.  Such representations and
warranties shall survive the deposit
of such Shares and issuance of
Receipts.
6.	FILING PROOFS,
CERTIFICATES,
AND OTHER
INFORMATION.
      Any person presenting Shares
for deposit or any Owner or
Beneficial Owner of a Receipt may
be required from time to time to file
with the Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, proof of the identity of any
person legally or beneficially
interested in the Receipt and the
nature of such interest or such
information relating to the
registration on the books of the
Company or the Share Registrar, if
applicable, to execute such
certificates and to make such
representations and warranties, as the
Depositary or the Company may
deem necessary or proper.  The
Depositary may withhold the
delivery or registration of transfer of
any Receipt or the distribution of any
dividend or sale or distribution of
rights or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or other
information is filed or such
certificates are executed or such
representations and warranties made.
Upon the request of the Company,
the Depositary shall provide the
Company, as promptly as
practicable, with copies of all such
certificates and such written
representations and warranties
provided to the Depositary under this
Article 6 and Section 3.01 of the
Deposit Agreement.  The Company
may from time to time request
Owners or Beneficial Owners to
provide information as to the
capacity in which such Owners or
Beneficial Owners own or owned
Receipts and regarding the identity
of any other persons then or
previously interested in such
Receipts and the nature of such
interest and various other matters.
Each Owner or Beneficial Owner
agrees to provide any information
requested by the Company or the
Depositary pursuant to this
paragraph.  No Share shall be
accepted for deposit unless
accompanied by evidence, if any is
required by the Depositary, that is
reasonably satisfactory to the
Depositary that all conditions to such
deposit have been satisfied by the
person depositing such Shares under
Brazilian laws and regulations and
any necessary approval has been
granted by any governmental body in
Brazil, if any, which is then
performing the function of the
regulation of currency exchange.
7.	CHARGES OF
DEPOSITARY.
      The Company agrees to pay
the fees and reasonable expenses of
the Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present detailed its
statement for such charges and
expenses to the Company once every
three months.  The charges and
expenses of the Custodian are for the
sole account of the Depositary.
      The following charges (to the
extent permitted by applicable law or
the rules of any securities exchange
on which the American Depositary
Shares are admitted for trading) shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.03 of
the Deposit Agreement), whichever
applicable: (1) a fee of $5.00 or less
per 100 American Depositary Shares
(or portion thereof) for the execution
and delivery of Receipts pursuant to
Section 2.03, 4.03 or 4.04 of the
Deposit Agreement, and the
surrender of Receipts pursuant to
Section 2.05 or 6.02 of the Deposit
Agreement, (2) taxes and other
governmental charges, (3) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Share Registrar and applicable to
transfers of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the Deposit Agreement, (4)
such cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement, (5) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, (6) a fee not in
excess of U.S.$.02 per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement
including, but not limited to,
Sections 4.01 through 4.04 of the
Deposit Agreement, except for
distributions of cash dividends, and
(7) a fee for the distribution of
securities pursuant to Section 4.02 of
the Deposit Agreement, such fee
being in an amount equal to the fee
for the execution and delivery of
American Depositary Shares referred
to above which would have been
charged as a result of the deposit of
such securities (for purposes of this
clause (7) treating all such securities
as if they were Shares), but which
securities are instead distributed by
the Depositary to Owners.
      The Depositary, subject to
Paragraph (8) hereof and applicable
rules and regulations, may own and
deal in any class of securities of the
Company and its affiliates and in
Receipts.

8.	PRE-RELEASE OF
RECEIPTS.
      The Depositary may issue
Receipts against the delivery by the
Company (or any agent of the
Company recording Share
ownership) of rights to receive
Shares from the Company (or any
such agent).  No such issue of
Receipts will be deemed a "Pre-
Release" that is subject to the
restrictions of the following
paragraph.
      Unless requested in writing
by the Company to cease doing so,
the Depositary may, notwithstanding
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement ("Pre-
Release").  The Depositary may,
pursuant to Section 2.05 of the
Deposit Agreement, deliver Shares
upon the receipt and cancellation of
Receipts which have been Pre-
Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares  in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation and agreement
from the person to whom Receipts
are to  be delivered (the "Pre-
Releasee") that the Pre-Releasee, or
its customer, (i) owns the Shares or
Receipts to be remitted, as the case
may be, (ii) assigns all beneficial
rights, title and interest in such
Shares or Receipts, as the case may
be, to the Depositary in its capacity
as such and for the benefit of the
Owners, and (iii) will not take any
action with respect to such Shares or
Receipts, as the case may be, that is
inconsistent with the transfer of
beneficial ownership (including,
without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be),
other than in satisfaction of such Pre-
Release, (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar
liquidity and security, (c) terminable
by the Depositary on not more than
five (5) business days notice, and (d)
subject to such further indemnities
and credit regulations as the
Depositary deems appropriate.  The
number of Shares not deposited but
represented by American Depositary
Shares outstanding at any time as a
result of Pre-Releases will not
normally exceed thirty percent
(30%) of the Shares deposited under
the Deposit Agreement; provided,
however, that the Depositary
reserves the right to disregard such
limit from time to time as it deems
reasonably  appropriate, and may,
with the prior written consent of the
Company, change such limit for
purposes of general application.  The
Depositary will also set Dollar limits
with respect to Pre-Release
transactions to be entered into under
the Deposit Agreement with any
particular Pre-Releasee on a case-by-
case basis as the Depositary deems
appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners under the
Deposit Agreement, the collateral
referred to in clause (b) above shall
be held by the Depositary as security
for the performance of the Pre-
Releasee's obligations to the
Depositary in connection with a Pre-
Release transaction, including the
Pre-Releasee's obligation to deliver
Shares or Receipts upon termination
of a Pre-Release transaction (and
shall not, for the avoidance of doubt,
constitute Deposited Securities under
the Deposit Agreement).
      The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO
RECEIPTS.
      It is a condition of this
Receipt and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by a proper instrument
or instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument under the laws
of New York State;  provided,
however, that the Company and the
Depositary, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes
and neither the Depositary nor the
Company shall have any obligation
or be subject to any liability under
the Deposit Agreement to any holder
of a Receipt unless such holder is the
Owner thereof.
10.	VALIDITY OF
RECEIPT.
      This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual
signature or facsimile of a duly
authorized signatory of the
Depositary and if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual
signature or facsimile of a duly
authorized officer of the Registrar.
11.	REPORTS;
INSPECTION OF
TRANSFER
BOOKS.
      The Company is subject to
the periodic reporting requirements
of the Securities Act of 1934 and
accordingly files certain reports and
information with the Securities and
Exchange Commission (hereinafter
called the "Commission").  Such
reports and communications will be
available for inspection and copying
at the public reference facilities
maintained by the Commission
located at 450 Fifth Street, N.W.,
Washington, D.C. 20549.
      The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any notices, reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary or the
Custodian or the nominee of either
as the holder of the Deposited
Securities and (b) made generally
available to the holders of such
Deposited Securities by the
Company.  The Depositary will also
send to Owners of Receipts copies or
summaries of any such reports or
communications when furnished by
the Company pursuant to the Deposit
Agreement.
      The Depositary will keep
books for the registration of Receipts
and transfers of Receipts which at all
reasonable times shall be open for
inspection of Receipts provided that
such inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
      Whenever the Depositary or
the Custodian shall receive any cash
dividend or other cash distribution
on any Deposited Securities, the
Depositary or the Custodian shall, in
accordance with applicable law and
subject to the provisions of Section
4.05 of the Deposit Agreement,
convert or cause to be converted
within one Business Day of receipt
of such dividend or distribution, and
either the Depositary or the
Custodian shall, as promptly as
practicable, distribute the amount
thus received (net of the fees of the
Depositary as provided in Section
5.09 of the Deposit Agreement) by
check drawn on a bank in The City
of New York, to the Depositary
which shall distribute such amounts
to the Owners entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them respectively;
provided, however, that in the event
that the Company, the Depositary or
the Custodian shall be required to
withhold and does withhold from
such cash dividend or such other
cash distribution an amount on
account of taxes or other
governmental charges, the amount
distributed to the Owner of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be
reduced accordingly.
      Subject to the provisions of
Sections 4.11 and 5.09 of the
Deposit Agreement, whenever the
Depositary receives any distribution
other than a distribution described in
Sections 4.01, 4.03 or 4.04 of the
Deposit Agreement, the Depositary
will, as promptly as practicable after
receipt thereof, and upon
consultation with the Company,
cause the securities or property
received by it or the Custodian to be
distributed to the Owners of Receipts
entitled thereto, as promptly as
practicable, in any manner that the
Depositary may reasonably deem
equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
reasonable opinion of the Depositary
such distribution cannot be made
proportionately among the Owners
entitled thereto, or if for any other
reason (including, but not limited to,
any requirement that the Company or
the Depositary withhold an amount
on account of taxes or other
governmental charges or that such
securities must be registered under
the  Securities Act of 1933 in order
to be distributed to Owners or
Beneficial Owners) the Depositary
reasonably deems such distribution
not to be feasible, the Depositary
may adopt such method as it may
reasonably deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of the
securities or property thus received,
or any part thereof, and the net
proceeds of any such sale (net of the
fees of the Depositary as provided in
Section 5.09 of the Deposit
Agreement) shall be distributed by
the Depositary to the Owners entitled
thereto as in the case of a distribution
received in cash, provided that any
unsold balance of such securities or
property may be distributed by the
Depositary to the Owners entitled
thereto in accordance with such
equitable and practicable method as
the Depositary shall have adopted;
provided, however, that no
distribution by Owners of Receipts
pursuant to Section 4.02 of the
Deposit Agreement shall be
unreasonably delayed by any action
of the Depositary or any of its
agents.
      If any distribution consists of
a dividend in, or free distribution of,
Shares, the Depositary may, after
consultation with the Company, and
shall, if the Company shall so
request, distribute, as promptly as
practicable, to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary as
provided in Section 5.09 of the
Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary will sell
the amount of Shares represented by
the aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
set forth in the Deposit Agreement;
provided, however, that no
distribution to Owners of Receipts
pursuant to Section 4.03 of the
Deposit Agreement shall be
unreasonably delayed by any action
of the Depositary or any of its
agents.  If additional Receipts are not
so distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
      In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
reasonably deems necessary and
practicable to pay any such taxes or
charges, and the Depositary shall
distribute the net proceeds of any
such sale after deduction of such
taxes or charges to the Owners of
Receipts entitled thereto and the
Depositary shall distribute any
unsold balance of such property in
accordance with the provisions of the
Deposit Agreement.  The Company
or its agent shall remit to appropriate
governmental authorities and
agencies in Brazil all amounts, if
any, withheld and owing to such
authorities and agencies by the
Company. The Depositary or its
agent shall remit to appropriate
governmental authorities and
agencies in the United States all
amounts, if any, withheld and owing
to such authorities and agencies by
the Depositary.
      Notwithstanding any other
provision of the Deposit Agreement,
before making any distribution or
other payment on any Deposited
Securities, the Company shall make
such deductions (if any) which,
under applicable law, the Company
is required to make in respect of any
income or other taxes and the
Company also may deduct the
amount of any tax or governmental
charges payable by the Company or
for which the Company might be
made liable in respect of such
distribution or other payment or any
document signed in connection
herewith.  In making such
deductions, the Company shall have
no obligation to any Owner to apply
a rate under any treaty or other
arrangement between Brazil and the
country within which such Owner is
resident unless such Owner has
benefit of such treaty or other
arrangement that is satisfactory to
the relevant tax authorities of Brazil.
      The Depositary shall forward
to the Company or its agent such
information from its records as the
Company may reasonably request to
enable the Company or its agent to
file necessary reports with
governmental agencies.  The
Depositary shall use reasonable
efforts to make and maintain
arrangements enabling Owners who
are citizens or residents of the United
States to receive the benefit of a
reduced rate of withholding and any
tax refunds, credits or other benefits
(pursuant to treaty or otherwise)
relating to dividend payments on the
American Depositary Shares.
13.	RIGHTS.
      In the event that the
Company shall offer or cause to be
offered to the Beneficial Owners of
any Deposited Securities any rights
to subscribe for additional Shares or
any rights of any other nature, the
Depositary, after consultation with
the Company, shall have discretion
as to the procedure to be followed in
making such rights available to any
Owners or in disposing of such
rights on behalf of any Owners and
making the net proceeds available in
Dollars to such Owners or, if by the
terms of such rights offering or, for
any other reason, the Depositary may
not either make such rights available
to any Owners or dispose of such
rights and make the net proceeds
available to such Owners, then the
Depositary shall allow the rights to
lapse;  provided, however, if at the
time of the offering of any rights the
Depositary determines in its
discretion, after consultation with the
Company, that it is lawful and
feasible to make such rights
available to all Owners or to certain
Owners but not to other Owners, the
Depositary, after consultation with
the Company may, and at the request
of the Company shall, distribute, to
any Owner to whom it determines
the distribution to be lawful and
feasible, in proportion to the number
of American Depositary Shares held
by such Owner, warrants or other
instruments therefor in such form as
it reasonably deems appropriate.  If
the Depositary determines in its
discretion, after consultation with the
Company, that it is not lawful and
feasible to make such rights
available to certain Owners, it may,
and at the request of the Company
will use its reasonable best efforts to,
sell the rights or warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees of the Depositary as provided in
Section 5.09 of the Deposit
Agreement) for the account of such
Owners otherwise entitled to such
rights, warrants or other instruments,
upon an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt or
otherwise.  Neither the Depositary
nor the Company shall be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or
any Owner in particular.
      If an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner under the Deposit
Agreement, the Depositary will
make such rights available to such
Owner upon written notice from the
Company to the Depositary that (a)
the Company has elected in its sole
discretion to permit such rights to be
exercised and (b) such Owner has
executed such documents as the
Company has determined in its sole
discretion are required under
applicable law.  Upon instruction
pursuant to such warrants or other
instruments to the Depositary from
such Owner to exercise such rights,
upon payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to be
received upon the exercise of the
rights, and upon payment of the fees
of the Depositary as set forth in such
warrants or other instruments, the
Depositary shall, on behalf of such
Owner, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such Owner.
 As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver to
such Owner Restricted Receipts. All
such Restricted Receipts shall be
assigned a separate CUSIP number
and all Shares represented by such
Restricted Receipts shall be held in a
segregated account and will not be
commingled with other Deposited
Securities (whether restricted or
unrestricted).
      If registration under the
Securities Act of 1933 of the
securities to which any rights relate
is required in order for the Company
to offer such rights to Owners and
sell the securities upon the exercise
of such rights, the Depositary will
not offer such rights to the Owners
unless and until such a registration
statement is in effect, or unless the
offering and sale of such securities to
the Owners of such Receipts are
exempt from registration under the
provisions of such Act.  The
Company shall have no obligation to
register such rights or such securities
under the Securities Act of 1933.
14.	CONVERSION OF
FOREIGN
CURRENCY.
      Whenever the Depositary or
the Custodian shall receive Foreign
Currency, by way of dividends or
other distributions or the net
proceeds from the sale of securities,
property or rights in respect of such
Receipts, and if at the time of the
receipt thereof the Foreign Currency
so received can, pursuant to
applicable law, be converted into
Dollars, the Depositary shall convert
or cause to be converted within one
Business Day of its or the
Custodian's receipt of such Foreign
Currency, by sale or in any other
manner that it may determine in
accordance with applicable law, such
Foreign Currency into Dollars.  If at
the time of conversion of such
Foreign Currency into Dollars such
Dollars can, pursuant to applicable
law, be transferred outside of Brazil
for distribution to the owners entitled
thereto, such Dollars shall be
distributed as promptly as
practicable to the Owners entitled
thereto or, if the Depositary shall
have distributed any rights, warrants
or other instruments which entitle the
Beneficial Owners thereof to such
Dollars, then to the Beneficial
Owners of such rights, warrants
and/or instruments upon surrender
thereof for cancellation.  Such
distribution or conversion may be
made upon an averaged or other
practicable basis without regard to
any distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
reasonable expenses of conversion
into Dollars incurred by the
Depositary as provided in Section
5.09 of the Deposit Agreement.
      If conversion of Foreign
Currency into Dollars or distribution
of Dollars or non-convertible
Foreign Currency can be effected
only with the approval or license of
any government or agency thereof,
the Depositary shall file as promptly
as practicable such application for
approval or license; however, the
Depositary shall be entitled to rely
upon Brazilian local counsel in such
matters, which counsel shall be
instructed to act as promptly as
possible.
      If at any time Foreign
Currency received by the Depositary
or Custodian is not, pursuant to
applicable law, convertible, in whole
or in part, into Dollars transferable to
the United States, or if any approval
or license of any government or
agency thereof which is required for
such conversion is denied or in the
reasonable opinion of the Depositary
can not be obtained within a
reasonable time, the Depositary
shall, (a) as to that portion of the
Foreign Currency that is convertible
into Dollars, make such conversion
and (i) if permitted pursuant to
applicable law, transfer such Dollars
to the United States and distribute to
Owners in accordance with the first
paragraph of Section 4.05 of the
Deposit Agreement or (ii) to the
extent transfer of such Dollars to the
United States is not permitted
pursuant to applicable law, hold such
Dollars as may not be transferred for
the benefit of the Owners entitled
thereto, and (b) as the non-
convertible balance, if any, (i) if
requested in writing by an Owner,
distribute or cause the Custodian to
distribute the Foreign Currency (or
an appropriate document evidencing
the right to receive such Foreign
Currency) received by the
Depositary or Custodian to such
Owner and, (ii) the Depositary shall
hold or shall cause the Custodian to
hold any amounts of non-convertible
Foreign Currency not distributed
pursuant to the immediately
preceding subclause (b)(i)
uninvested and without liability for
interest thereon for the respective
accounts of the Owners entitled to
receive the same.
15.	FIXING OF
RECORD DATES.
      Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date,
after consultation with the Company
if such record date is different from
the record date applicable to the
Deposited Securities, (a) for the
determination of the Owners of
Receipts who shall be (i) entitled to
receive such dividend, distribution or
rights or the net proceeds of the sale
thereof or (ii) entitled to give
instructions for the exercise of voting
rights at any such meeting, or (b) on
or after which each American
Depositary Share will represent the
changed number of Shares, subject
to the provisions of the Deposit
Agreement.  The Owners at the close
of business in New York on such
record date shall be entitled as the
case may be, to receive the amount
distributable by the Depositary with
respect to such dividend or other
distribution or such rights or the net
proceeds or sale thereof in
proportion to the number of
American Depositary Shares held by
them respectively, and to give voting
instructions to exercise the rights of
Owners under the Deposit
Agreement with respect to such
changed number of Shares and to act
in respect of any other such matter.
16.	VOTING OF
DEPOSITED
SECURITIES.
      The Shares do not entitle
holders thereof to vote on matters
presented to a vote of stockholders
of the Company except in very
limited circumstances as provided in
the Company's Estatutos Social.
With respect to matters as to which
holders of Shares are entitled to vote
at any time, the following voting
provisions apply. Upon receipt of
notice of any meeting of Beneficial
Owners of Shares or other Deposited
Securities, if requested in writing by
the Company, the Depositary shall,
as soon as practicable thereafter,
mail to the Owners of Receipts a
notice, the form of which notice shall
be subject to the reasonable
discretion of the Depositary, which
shall contain (a) such information as
is contained in such notice of
meeting received by the Depositary
from the Company, (b) a statement
that the Owners of Receipts as of the
close of business on a specified
record date will be entitled, subject
to any applicable provision of
Brazilian law and of the Estatutos
Social of the Company and the
provisions of the Deposited
Securities, to instruct the Depositary
as to the exercise of the voting
rights, if any, pertaining to the
amount of Shares or other Deposited
Securities represented by such
Owner's respective American
Depositary Shares and (c) a
statement as to the manner in which
such instructions may be given,
including, when applicable, an
express indication that instructions
may be given (or, if applicable,
deemed given in accordance with the
second paragraph of Section 4.07 of
the Deposit Agreement if no
instruction is received) to the
Depositary to give a discretionary
proxy to a person designated by the
Company.  Upon the written request
of an Owner of a Receipt on such
record date, received on or before the
date established by the Depositary
for such purpose, the Depositary
shall endeavor insofar as practicable
and permitted under applicable laws
and the provisions of the Estatutos
Social of the Company and the
provisions of the Deposited
Securities to vote or cause to be
voted the amount of Shares or other
Deposited Securities represented by
such American Depositary Shares
evidenced by such Receipt in
accordance with any non-
discretionary instructions set forth in
such request including such Owner's
instruction to give a discretionary
proxy to a person designated by the
Company and the Depositary shall
not, and the Depositary shall ensure
that each Custodian or any of its
nominees shall not, exercise any
voting discretion over any Deposited
Securities.
      If after complying with the
procedures set forth in this Article,
the Depositary does not receive
instructions from the Owner of a
Receipt on or before the date
established by the Depositary for
such purpose, the Depositary shall
give a discretionary proxy for the
Shares evidenced by such Receipt to
a person designated by the
Company.
17.	CHANGES
AFFECTING
DEPOSITED
SECURITIES.
      In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in par value of the
Shares or, split-up, consolidation, or
any other reclassification of
Deposited Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent the new Deposited
Securities so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may, with the
approval of the Company, and shall,
if the Company shall so request,
execute and deliver additional
Receipts as in the  case of a dividend
in Shares, or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.
Notwithstanding the foregoing, in
the event that any security so
received may not be lawfully
distributed to some or all Owners,
the Depositary may, with the
Company's approval, and shall if the
Company requests, sell such
securities at public or private sale, at
such place or places and upon such
terms as it may deem proper, and
may allocate the net proceeds
(without liability for interest) of such
sales for the account of the Owners
otherwise entitled to such securities
upon an averaged or other
practicable basis without regard to
any distinctions among such Owners
and distribute the net proceeds so
allocated to the extent practicable as
in the case of a distribution received
in cash.
      Immediately upon the
occurrence of any such change,
conversion or exchange covered by
this Article in respect of the
Deposited Securities, the Depositary
shall give notice thereof in writing to
all Owners.
18.	LIABILITY OF
THE COMPANY
AND
DEPOSITARY.
      Neither the Depositary nor
the Company nor any of their
directors, employees, agents or
affiliates shall incur any liability to
any Owner or holder of any Receipt,
if by reason of any provision of any
present or future law, regulation,
order, decree, moratorium or fiat of
the United States, Brazil, or any
other country, or of any other
governmental or regulatory authority
or stock exchange, including
NASDAQ, or by reason of any
provision, present or future, of the
Estatutos Social of the Company or
by reason of any provision of any
securities issued or distributed by the
Company, or any offering or
distribution thereof, or by reason of
any act of God or war or other
circumstances beyond its control, the
Depositary or the Company or any of
their directors, employees, agents or
affiliates shall be prevented, delayed
or forbidden from or be subject to
any civil or criminal penalty on
account of doing or performing any
act or thing which by the terms of
the Deposit Agreement it is provided
shall be done or performed; nor shall
the Depositary or the Company incur
any liability to any Owner or holder
of a Receipt by reason of any non-
performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of
the Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms of
a  distribution  pursuant  to  Sections
4.01, 4.02, or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.04
of the Deposit Agreement, because
of applicable law or for any other
reason such distribution or offering
may not be made available to
Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.  Neither the Company nor
the Depositary assumes any
obligation or shall be subject to any
liability under the Deposit
Agreement or this Receipt to Owners
or Beneficial Owners of Receipts;
except that they agree to perform
their obligations specifically set forth
in the Deposit Agreement without
negligence and to act in good faith in
the performance of such duties.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company shall be under any
obligation to appear in, prosecute or
defend any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information including, but not
limited to, any such action or
nonaction based upon any written
notice, request, direction or other
document believed by it to be
genuine and to have been signed or
presented by the proper party or
parties.  The Depositary shall not be
responsible for any failure to carry
out any instructions to vote any of
the Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises, the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.  The Depositary and
the Company may rely on and shall
be protected in acting upon any
written notice, request, direction or
other documents believed by them to
be genuine and to have been signed
by the proper party or parties.  The
Company agrees to indemnify the
Depositary, its directors, employees,
agents and affiliates and any
Custodian against, and hold each of
them harmless from, any liability or
expense (including, but not limited
to, the reasonable fees and expenses
of counsel) which may arise out of
acts performed or omitted, in
accordance with the provisions of the
Deposit Agreement and of the
Receipts, as the same may be
amended, modified, or supplemented
from time to time, (i) by either the
Depositary or any Custodian or their
respective directors, employees,
agents and affiliates, except for any
liability or expense arising out of the
negligence of any of them or the
failure of any of them to act in good
faith, or (ii) by the Company or any
of its directors, employees, agents
and affiliates.  No disclaimer of
liability under the Securities Act of
1933 is intended by any provision of
the Deposit Agreement.
      The Company shall not
indemnify the Depositary or any
Custodian against any liability or
expense arising out of information
relating to the Depositary or any
Custodian, as the case may be,
furnished in writing to the Company
and executed by the Depositary or
the Custodian expressly for the use
in any registration statement,
prospectus or placement
memorandum or preliminary
prospectus or placement
memorandum relating to the Shares
evidenced by the American
Depositary Shares.
      Each Owner and Beneficial
Owner, upon acceptance of a Receipt
issued in accordance with the terms
hereof, hereby appoints the
Depositary its agent, with power to
delegate, to act on its behalf and to
take any and all steps and actions
provided for or contemplated herein
with respect to the Deposited
Securities and to take any and all
procedures necessary to comply with
Brazilian law including, but not
limited to, those set forth in Article 4
of the Deposit Agreement, and to
take such further steps or actions as
the Depositary in its sole discretion
may deem necessary or appropriate
to carry out the purposes of the
Deposit Agreement.
19.	RESIGNATION
AND REMOVAL
OF THE
DEPOSITARY;
APPOINTMENT
OF SUCCESSOR
CUSTODIAN.
      The Depositary may at any
time resign as Depositary under the
Deposit Agreement by 60 days'
written notice of its election so to do
(or a lesser amount of notice if
satisfactory to the Company)
delivered to the Company effective
upon the appointment of a successor
depositary satisfactory to the
Company and its acceptance of such
appointment as hereinafter provided,
which appointment shall be on terms
satisfactory to the Company in its
sole discretion.  The Depositary may
at any time be removed by the
Company by 60 days' written notice
of such removal effective upon the
appointment of a successor
depositary satisfactory to the
Company and its acceptance of such
appointment as hereinafter provided,
which appointment shall be on terms
satisfactory to the Company in its
sole discretion.  In case at any time
the Depositary acting under the
Deposit Agreement shall resign or be
removed, the Company shall use its
reasonable best efforts under the
circumstances to appoint a successor
depositary, which shall be a bank or
trust company having an office in the
Borough of Manhattan, The City of
New York; provided, however, that
in the case of a resignation by the
Depositary, the Company's "best
efforts" obligation to appoint a
successor depositary shall be limited
to an appointment which is on terms
no less favorable than those
contained herein and at no greater
expense than as set forth in Section
5.09 of the Deposit Agreement.
Every successor depositary shall
execute and deliver to its predecessor
and to the Company an instrument in
writing accepting its appointment
under the Deposit Agreement, and
thereupon such successor depositary,
without any further act or deed, shall
become fully vested with all the
rights, powers, duties and obligations
of its predecessor; but such
predecessor, nevertheless, upon
payment of all sums due it and on the
written request of the Company,
shall execute and deliver an
instrument transferring to such
successor all rights and powers of
such predecessor under the Deposit
Agreement, shall duly assign,
transfer and deliver all right, title and
interest in the Deposited Securities
to such successor, and shall deliver
to such successor a list of the
Owners of all outstanding Receipts.
Any such successor depositary shall
promptly mail notice of its
appointment to the Owners.
Whenever the Depositary in its
discretion determines that it is in the
best interest of the Owners of
Receipts to do so, it may appoint a
substitute or additional custodian or
custodians.
20.	AMENDMENT.
      The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company
and the Depositary in any respect
which they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees or
charges (other than taxes and other
governmental charges, registration
fees, cable, telex or facsimile
transmission costs, delivery costs or
other such expenses), or which shall
otherwise prejudice any substantial
existing right of Owners or
Beneficial Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of 30 days after notice of
such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner or
Beneficial Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt, to
consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby except in order to comply
with mandatory provisions of
applicable law. Notwithstanding the
foregoing, if any governmental body
should adopt new laws, rules or
regulations which would require
amendment or supplement of the
Deposit Agreement to ensure
compliance therewith, the Company
and the Depositary may amend or
supplement the Deposit Agreement
and the Receipt at any time in
accordance with such changed laws,
rules or regulations.  Such
amendment or supplement to the
Deposit Agreement in such
circumstances may become effective
before a notice of such amendment
or supplement is given to Owners or
within any other period of time as
required for compliance with such
laws, rules or regulations.
21.	TERMINATION
OF DEPOSIT
AGREEMENT.
      The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 30 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 60 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in Section
5.04 of the Deposit Agreement.  On
and after the date of termination, the
Owner of a Receipt will, upon (a)
surrender of such Receipt at the
Corporate Trust Office of the
Depositary, (b) payment of the fee of
the Depositary for the surrender of
Receipts referred to in Section 2.05
of the Deposit Agreement, and (c)
payment of any applicable taxes or
governmental charges, be entitled to
delivery, to him or upon his order, of
the amount of Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt.  If any Receipts shall
remain outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of Receipts,
shall suspend the distribution of
dividends to the Owners thereof, and
shall not give any further notices or
perform any further acts under the
Deposit Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell property and rights as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends  or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for
the surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in accordance
with the terms and conditions of the
Deposit Agreement, and any
applicable taxes or governmental
charges).  At any time after the
expiration of one (1) year from the
date of termination, the Depositary
may sell the Deposited Securities
then held under the Deposit
Agreement and may thereafter hold
uninvested the net proceeds of any
such sale, together with any other
cash then held by it thereunder, in an
unsegregated escrow account and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges) and except
for its obligations to the Company
under Section 5.08 of the Deposit
Agreement.  Upon the termination of
the Deposit Agreement, the
Company shall be discharged from
all obligations under the Deposit
Agreement except for its obligations
to the Depositary with respect to
indemnification, charges, and
expenses. The obligations of the
Depositary under Section 5.08 of the
Deposit Agreement shall survive the
termination of the Deposit
Agreement.
22.	COMPLIANCE
WITH U.S.
SECURITIES
LAWS.
      Notwithstanding any terms of
this Receipt or the Deposit
Agreement to the contrary, the
Company and the Depositary have
each agreed that it will not exercise
any rights it has under the Deposit
Agreement or the Receipt to prevent
the withdrawal or delivery of
Deposited Securities in a manner
which would violate the United
States securities laws, including, but
not limited to Section I A(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act of 1933.
23.	DISCLOSURE OF
INTERESTS.
      The Company may from time
to time request Owners of Receipts
to provide information as to the
capacity in which such Owners own
or owned Receipts and regarding the
identity of any other persons then or
previously interested in such
Receipts and the nature of such
interest and various other matters.
Each Owner agrees to provide any
such information requested by the
Company pursuant to this Article
and such agreement shall survive any
disposition of the American
Depositary Shares. The Depositary
agrees to use reasonable efforts to
comply with reasonable written
instructions received from the
Company requesting that the
Depositary forward any such
requests to the Owner and to forward
to the Company any such responses
to such requests received by the
Depositary.
      The Depositary and the
Company hereby confirm to each
other that, for as long as the Deposit
Agreement is in effect, they shall
furnish to the Comissao de Valores
Mobiliarios (the "CVM") and the
Central Bank of Brazil any
information and documents related
to the Receipts and the Depositary's
obligations under the Deposit
Agreement as may be requested by
such authorities from time to time,
whether such information and
documents are requested from the
Depositary or the Company.
24.	OWNERSHIP
RESTRICTIONS.
	The Company may restrict
transfers of the Shares where such
transfer might result in ownership of
Shares exceeding limits imposed by
applicable law or the Estatutos
Social of the Company.  The
Company may also restrict, in such
manner as it deems appropriate,
transfers of the American Depositary
Shares where such transfer may
result in the total number of Shares
represented by the American
Depositary Shares owned by a single
Owner or Beneficial Owner to
exceed any such limits.  The
Company may, in its sole discretion,
instruct the Depositary to take action
with respect to the ownership interest
of any Owner or Beneficial Owner in
excess of the limitation set forth in
the preceding sentence, including but
not limited to, a mandatory sale or
disposition on behalf of an Owner or
Beneficial Owner of the Shares
represented by the American
Depositary Shares held by such
Owner or Beneficial Owner in
excess of such limitations, if and to
the extent such disposition is
permitted by applicable law and the
Estatutos Social of the Company.
Upon receipt of instructions from the
Company pursuant to Section 3.05 of
the Deposit Agreement, the
Depositary will take any and all
action reasonably practicable to
execute such instructions.  The
Depositary shall incur no liability to
Owners or Beneficial Owners for
carrying out any instructions
received from the Company pursuant
to Section 3.05 of the Deposit
Agreement.





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